--------------------------------------------------------------------------------
                                                       MULTI-SECTOR FIXED INCOME
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Alliance Americas Government Income Trust

Semi-Annual Report
May 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o  Are Not FDIC Insured
                           o  May Lose Value
                           o  Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 23, 2002

Dear Shareholder:

This report provides the strategy, performance and outlook for Alliance Americas Government Income Trust (the "Fund") for the semi-annual reporting period ended May 31, 2002. The name of the Fund changed from Alliance North American Government Income Trust to Alliance Americas Government Income Trust on March 1, 2002.

Investment Objective and Policies

This open-end fund seeks the highest level of current income, consistent with what we believe to be prudent investment risk that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the U.S.), agencies, instrumentalities or authorities.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended May 31, 2002. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of the overall U.S. bond market, and the Lehman Brothers Intermediate-Term Government Bond Index, which measures the performance of U.S. bonds in the one- to 10-year maturity range.

We have also included a composite index consisting of 50% Lehman Brothers Government Bond Index--a broad measure of the performance of U.S. government bonds--and 50% J.P. Morgan Emerging Markets Bond Index Plus Latin only--composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America. Going forward, we will be using this composite index as the Fund's benchmark, as it more closely reflects the Fund's investment orientation and portfolio characteristics.

INVESTMENT RESULTS*
Periods Ended May 31, 2002

                                                           --------------------
                                                               Total Returns
                                                           --------------------
                                                           6 Months   12 Months
--------------------------------------------------------------------------------
Alliance Americas Government Income Trust
  Class A                                                    1.46%      -2.06%
--------------------------------------------------------------------------------
  Class B                                                    1.08%      -3.02%
--------------------------------------------------------------------------------
  Class C                                                    1.08%      -2.88%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                         2.25%       8.10%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate-Term Government Bond Index      1.82%       7.59%
--------------------------------------------------------------------------------
Lehman Brothers Government Bond Index                        1.45%       7.80%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus Latin only      3.28%     -11.55%
--------------------------------------------------------------------------------
Composite: 50%/50% (50% LB Government  Bond Index / 50%
J.P. EMBI+ Latin only)                                       2.37%      -1.88%
--------------------------------------------------------------------------------


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                                   ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of May 31, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. The unmanaged LB Intermediate-Term Government Bond Index measures the performance of bonds in the one- to 10-year maturity range. The unmanaged LB Government Bond Index is composed of the LB U.S. Treasury and Agency Bond indices, the LB 1-3 Year Government Index and the LB 20+Year Treasury Index, and is a broad measure of the performance of U.S. government bonds. The unmanaged J.P. Morgan
      (JPM) Emerging Markets Bond Index Plus (EMBI+) Latin only is composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America; a large percentage of the index is made up of Brady Bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Americas Government Income Trust.

      Additional investment results appear on pages 6 - 9.

The Fund underperformed the indices for the six-month reporting period ended May 31, 2002. The primary reason for the Fund's underperformance were holdings in Mexican pesos. The timing of the Fund's purchase of its Brazilian debt also detracted from performance on an absolute basis.

In February of this year, the Fund's shareholders approved a change in the Fund's investment policies enabling the Fund to invest in emerging market debt in Central and South America. During March, we purchased positions in Brazilian sovereign debt. However, Brazil, which had performed well with the emerging market class as a whole, began to feel the effects of contagion in Latin America, as well as investor risk aversion emanating from a slower economic recovery, weakness in the dollar, lower equity valuations and accounting scandals in the United States. Brazilian debt securities were punished in the final two months of the reporting period due to this general risk aversion as well as fears regarding Brazil's troublesome debt dynamics and political uncertainty over the upcoming elections in October. The markets have been concerned that an electoral victory for the left would lead to a sharp move towards populist policies and away from fiscal discipline. We believe, however, that these fears are exaggerated. While we have recently reduced the Fund's Brazilian holdings to an underweight position, we continue to believe that the International Monetary Fund (IMF) and the U.S. will be supportive of Brazil and that their underlying fiscal and monetary status will remain intact. We are additionally encouraged that the presidential candi-


--------------------------------------------------------------------------------
2 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

dates have focused on the long-term health of the Brazilian economy rather than using the current volatility for their own short-term political gain.

The Fund's holdings in Mexican pesos also detracted from performance as the currency weakened during the period under review. The peso suffered from financial market volatility in the U.S. corporate bond market as well as from general weakness in the emerging markets in the final two months of the reporting period.

Contributing positively to performance were the Fund's Canadian holdings, which were helped by a stronger currency.

Market Overview

As we entered 2002, signs of a global economic turnaround began to appear, aided by ample global liquidity and a rebound in G-7 growth. In the U.S., economic growth surpassed expectations for both the fourth quarter of 2001 and the first quarter of 2002; GDP was 1.7% and 5.0%, respectively. Economic growth was boosted by robust consumer spending, housing and accommodative monetary policy (low interest rates) and fiscal policy (tax reductions and increased government spending). An increase in industrial production levels and manufacturing further indicated that the U.S. economy was rebounding. However, continued weakness in the labor market, anemic business spending and lower equity valuations led to uneven growth that dampened prospects for a strong and rapid recovery. The U.S. Federal Reserve moved to a neutral stance and maintained interest rates at 1.75%.

Emerging market debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, posted a return of 8.46% for the six-month period under review. Expansionary U.S. fiscal and monetary policy, increased production levels, low interest rates and the bottoming out of economic decline in Europe created a favorable environment for emerging market debt. These factors combined with high levels of liquidity and increasing investor confidence contributed to a steady inflow of funds into emerging market bonds during the period. However, overall performance of the sector was significantly dampened by the negative performance of Argentina.

All Latin emerging market countries except Argentina, which returned
-31.26%, posted positive returns for the period, with non-Latin countries returning 17.29% and Latin countries returning 3.23%. Contagion across the emerging market class from Argentina's default was limited. Within Latin America, Ecuador posted the highest return of 20.73%, as the market priced in the benefits of a new IMF deal and fiscal reform. Venezuela returned 9.99% and was followed by Mexico and Panama, which returned 7.33% and 4.90%, respectively. Bond prices in Mexico strengthened as prospects for the U.S. economy improved and Standard & Poor's (S&P) increased Mexico's credit rating to the BBB investment grade level. However, the weakness in the peso late in the period detracted from local returns. Brazil returned 4.50%, as lower inflation and a strengthening currency enabled the central bank to lower interest rates. Fiscal discipline and responsible mon-


--------------------------------------------------------------------------------
                                   ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

etary policy as well as the ability to withstand the crisis in neighboring Argentina also improved the country's credit outlook early in the period. In the final two months, however, contagion did seem to spread to Brazil as returns on Brazilian debt were dampened due to financing fears and political uncertainty over the upcoming elections in October as mentioned in the performance review.

Colombia posted a weaker return of 2.99% for the period under review, as the country continued to struggle with civil conflicts and a weathered economy. The recent election of Alvaro Uribe, however, may provide a turning point for Colombia with the new President's platform of a harder line towards warring factions in the continuing civil war and a tougher stand against the drug trade. The U.S. has embraced the new President-elect as a partner in the war on terrorism, which may benefit Colombia with additional aid from the U.S.

Outside of Latin America, Russia was the strongest performer at 25.73%, benefiting from improvements in economic policy, progress in structural reforms, political stability and greater geopolitical importance.

Investment Strategy

During the reporting period, we broadened the Fund's holdings in accordance with the expanded investment guidelines. We added relatively small positions in Latin American countries such as Colombia, Panama, Peru, Guatemala and Uruguay, and we added more substantial positions in Brazil and Venezuela. Although Brazil and Venezuela were the largest of the Fund's new emerging market holdings, they still constituted only a modest portion of the total portfolio.

The Fund also moderately reduced its holdings in Mexico and U.S. government securities in favor of adding to the position in Canadian government debt. In the case of Mexico, any slowdown in the current U.S. recovery and manufacturing would negatively impact Mexican debt. The U.S. is the largest importer of Mexican goods. We favored Canadian debt due to the strengthening of the country's currency, relative to the U.S. dollar and Mexican peso. The Canadian dollar strengthened after Canada raised interest rates, making the country's interest-bearing securities more attractive and thereby increasing demand for the currency. The Bank of Canada raised interest rates to 2.50% in order to curb inflation, making it the first of the major industrialized countries to increase lending rates so far this year.

Outlook

The world economy continues to recover. In the U.S., the economy grew in the second quarter of 2002, but at a much slower pace than the first quarter. The economy's performance in the second quarter indicates that the U.S. recovery is still on track and growth should be expected in the second half of the year.

Our outlook stems from relatively strong gains in liquidity flows and a strong close to the second quarter for many industrial (old economy) firms.


--------------------------------------------------------------------------------
4 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

We believe that there is plenty of liquidity in the market to drive the economy. We suspect that a number of old economy industries will be behind the relatively strong growth performance in the second half of the year. Indeed, a number of firms have seen a dramatic recovery in orders and pricing towards the end of the second quarter, and we believe this will translate into higher production and profits in the second half of 2002.

Emerging market bonds are currently relatively cheap, offering upside potential if economic recovery takes hold. Of key importance to performance of the asset class for the second half of 2002 will be the fate of the two countries currently facing challenges: Brazil and Turkey. Last year's default by Argentina and its subsequent economic collapse have damaged confidence in emerging market debt in general and led to speculative attacks on Brazil during its presidential elections period. We expect the Brazilian economy to limp towards the October elections, and we believe that IMF aid may be required thereafter. Turkey will also need additional external assistance in the future. In Mexico, we believe the economic growth numbers will improve after a weak start. More importantly to the market, the fiscal situation should improve with a weaker peso that helps oil revenues. However, reform progress continues to be at an impasse.

Thank you for your continued interest and investment in Alliance Americas Government Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President


[PHOTO] John D. Carifa

[PHOTO] Wayne D. Lyski

Wayne D. Lyski, Portfolio Manager, has over 27 years of investment experience.


--------------------------------------------------------------------------------
                                   ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE AMERICAS GOVERNMENT INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
5/31/92 TO 5/31/02

 [THE FOLLOWING DATA WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

              Alliance Americas       LB Aggregate    LB Intermediate-Term
           Government Income Trust     Bond Index        Govt Bond Index         Composite
---------------------------------------------------------------------------------------------
5/31/92           $ 9,577                $10,000           $10,000                $10,000
5/31/93           $10,721                $11,130           $11,003                $11,391
5/31/94           $10,975                $11,210           $11,139                $12,051
5/31/95           $ 9,615                $12,497           $12,151                $12,884
5/31/96           $11,555                $13,044           $12,701                $15,117
5/31/97           $14,298                $14,129           $13,606                $18,055
5/31/98           $15,880                $15,671           $14,772                $19,793
5/31/99           $16,923                $16,354           $15,508                $19,768
5/31/00           $18,788                $16,698           $15,974                $21,677
5/31/01           $21,968                $18,888           $17,861                $24,387
5/31/02           $21,513                $20,419           $19,215                $23,929

This chart illustrates the total value of an assumed $10,000 investment in Alliance Americas Government Income Trust Class A shares (from 5/31/92 to 5/31/02) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. For the period 5/31/92 through 5/31/94, the Fund's composite benchmark is represented by the Lehman Brothers (LB) Government Bond Index and the J.P. Morgan Emerging Markets Bond Index (JPM EMBI). The inception date for the JPM EMBI+ Latin only is 12/31/93. Therefore, it is used as the 50% component of the Fund's composite benchmark for the first time beginning 5/31/94.Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the LB Government/Credit Bond Index.

The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures the performance of bonds with maturities of one to ten years.

The Composite is a blend of both the LB Government Bond Index and the JPM EMBI+ Latin only, with a 50%/50% weighting. The LB Government Bond Index is composed of the LB U.S. Treasury and Agency Bond indices, the LB 1-3 Year Government Index and the LB 20+Year Treasury Index, and is a broad measure of the performance of U.S. government bonds. The JPM EMBI+ Latin only is composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America; a large percentage of the index is made up of Brady Bonds. When comparing Alliance Americas Government Income Trust to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Americas Government Income Trust.


--------------------------------------------------------------------------------
6 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE AMERICAS GOVERNMENT INCOME TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                              [BAR CHART OMITTED]

      Alliance Americas Government Income Trust--Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                 Alliance Americas        Lehman Brothers
              Government Income Trust   Aggregate Bond Index    Composite*
--------------------------------------------------------------------------------
   5/31/93             11.89%                 11.30%              13.91%
   5/31/94              2.37%                  0.71%               5.79%
   5/31/95            -12.39%                 11.48%               6.92%
   5/31/96             20.22%                  4.38%              17.33%
   5/31/97             23.74%                  8.32%              19.44%
   5/31/98             11.06%                 10.91%               9.63%
   5/31/99              6.58%                  4.35%              -0.13%
   5/31/00             11.02%                  2.11%               9.66%
   5/31/01             16.99%                 13.12%              12.50%
   5/31/02             -2.06%                  8.10%              -1.88%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. For the period 5/31/92 through 5/31/94, the Fund's composite benchmark is represented by the Lehman Brothers (LB) Government Bond Index and the J.P. Morgan Emerging Markets Bond Index (JPM EMBI). The inception date for the JPM EMBI+ Latin only is 12/31/93. Therefore, it is used as the 50% component of the Fund's composite benchmark for the first time beginning 5/31/94.

The unmanaged LB Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB
Government/Credit Index.

* The Composite is a blend of both the LB Government Bond Index and the JPM EMBI+ Latin only, with a 50%/50% weighting. The LB Government Bond Index is composed of the LB U.S. Treasury and Agency Bond indices, the LB 1-3 Year Government Index and the LB 20+Year Treasury Index, and is a broad measure of the performance of U.S. government bonds. The JPM EMBI+ Latin only is composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America; a large percentage of the index is made up of Brady Bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Americas Government Income Trust.


--------------------------------------------------------------------------------
                                   ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
May 31, 2002 (unaudited)

INCEPTION DATES                       PORTFOLIO STATISTICS

Class A Shares                        Net Assets ($ mil): $2,069.9
3/27/92
Class B Shares
3/27/92
Class C Shares
5/3/93

COUNTRY BREAKDOWN

49.8% United States
24.5% Mexico
10.4% Canada
 6.4% Brazil
 3.7% Venezuela                       [PIE CHART OMITTED]
 1.4% Colombia
 1.3% Panama
 0.7% Peru
 0.6% Guatemala
 0.6% Jamaica
 0.4% Barbados
 0.2% Dominican Republic

All data as of May 31, 2002. The Fund's country breakdown is expressed as a percentage of total investments and may vary over time.


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8 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002

   Class A
--------------------------------------------------------------------------------
                         Without Sales Charge        With Sales Charge
               1 Year          -2.06%                    -6.21%
              5 Years           8.51%                     7.59%
             10 Years           8.43%                     7.96%
            SEC Yield*          6.54%

   Class B
--------------------------------------------------------------------------------
                         Without Sales Charge        With Sales Charge
               1 Year          -3.02%                    -5.67%
              5 Years           7.66%                     7.66%
             10 Years           8.01%(a)                  8.01%
            SEC Yield*          6.10%

   Class C
--------------------------------------------------------------------------------
                         Without Sales Charge        With Sales Charge
               1 Year          -2.88%                    -3.76%
              5 Years           7.72%                     7.72%
      Since Inception**         7.17%                     7.17%
            SEC Yield*          6.08%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2002)

                               Class A          Class B          Class C
--------------------------------------------------------------------------------
               1 Year          -9.36%           -8.85%           -6.88%
              5 Years           6.59%            6.68%            6.74%
             10 Years           7.70%            7.62%(a)          N/A
      Since Inception**         7.65%            7.58%(a)         6.84%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

*     SEC yields are for the 30 days ended May 31, 2002.

**    Inception: 3/27/92 Class A and Class B; 5/3/93 Class C.

(a)   Assumes Conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
                                   ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2002 (unaudited)

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

GOVERNMENT/AGENCY
   OBLIGATIONS-115.2%
Barbados-0.5%
Government of Barbados
   7.25%, 12/15/21(a)
   (cost $9,426,706)..........................   US$     10,000     $  9,525,900
                                                                    ------------

Brazil-7.3%
Federal Republic of Brazil
   11.00%, 8/17/40(b) ........................          101,500       74,247,250
   11.50%, 3/12/08(b) ........................           87,000       77,343,000
                                                                    ------------

Total Brazilian Securities
   (cost $169,447,338) .......................                       151,590,250
                                                                    ------------
Canada-12.0%
Government of Canada
   8.00%, 6/01/27(b)..........................   CAD    122,975      102,725,267
   10.25%, 3/15/14(b) ........................          126,210      115,658,897
Hydro-Quebec
   Zero coupon, 8/15/20(c) ...................          150,000       30,443,891
                                                                    ------------

Total Canadian Securities
   (cost $248,203,666) .......................                       248,828,055
                                                                    ------------
Colombia-1.6%
Republic of Colombia
   11.75%, 2/25/20(b)
   (cost $33,750,565).........................   US$     34,000       33,660,000
                                                                    ------------

Dominican Republic-0.2%
Dominican Republic
   9.50%, 9/27/06(a)
   (cost $4,219,808) .........................            4,000        4,280,204
                                                                    ------------

Guatemala-0.7%
Republic of Guatemala
   10.25%, 11/08/11(a)
   (cost $14,500,952) ........................           13,000       14,774,500
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

Jamaica-0.7%
Government of Jamaica
   11.63%, 1/15/22(b)
   (cost $13,378,016)......................... US$       13,000    $ 14,365,000
                                                                   ------------
Mexico-28.2%
Mexican Bonos
   9.50%, 3/08/07(b).......................... MXP      880,704      91,871,737
   10.50%, 7/14/11(b) ........................          196,260      21,592,876
   13.50%, 3/02/06(b) ........................          802,535      94,092,561
   14.00%, 1/22/04(b) ........................          228,085      25,639,603
   14.00%, 9/02/04(b) ........................          827,571      95,238,465
   14.50%, 5/12/05(b) ........................        2,153,138     255,773,975
                                                                   ------------
Total Mexican Securities
   (cost $564,728,488) .......................                      584,209,217
                                                                   ------------

Panama-1.5%
Republic of Panama
   8.88%, 9/30/27(b).......................... US$       10,000       9,525,000
   10.75%, 5/15/20(b) ........................           20,000      21,780,000
                                                                  -------------

Total Panamanian Securities
   (cost $32,317,420) ........................                       31,305,000
                                                                  -------------
Peru-0.9%
Republic of Peru
   9.13%, 2/21/12(a)
   (cost $17,917,856) ........................           18,000      17,127,000
                                                                  -------------

United States-57.3%
U.S. Treasury Bonds
   5.38%, 2/15/31(b) .........................           80,000      77,274,400
   6.25%, 5/15/30(b) .........................          107,500     115,062,625
   8.75%, 5/15/17(b) .........................           50,000      65,804,500
   8.75%, 5/15/20(b) .........................          100,000     133,855,000
   9.13%, 5/15/18(b) .........................           50,000      68,173,500
   12.50%, 8/15/14(b) ........................           90,000     131,002,200
   13.25%, 5/15/14(b) ........................           54,000      80,468,100
U.S. Treasury Inflation Index
   3.38%, 1/15/12(b) .........................           67,982      69,777,067
   3.38%, 4/15/32(b) .........................          106,796     110,817,122
U.S. Treasury Strips
   8.00%, 11/15/21(b) ........................          700,000     217,945,000
   8.75%, 5/15/17(b) .........................          280,000     116,202,800
                                                                  -------------

Total United States Securities
   (cost $1,175,337,732) .....................                    1,186,382,314
                                                                  -------------


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------

Venezuela-4.3%
Republic of Venezuela
   9.25%, 9/15/27(b)
   (cost $87,918,901)........................   US$    130,000   $   89,050,000
                                                                 --------------

Total Investments-115.2%
   (cost $2,371,147,448).....................                     2,385,097,440
Other assets less liabilities-(15.2%) .......                      (315,164,737)
                                                                 --------------

Net Assets-100%..............................                    $2,069,932,703
                                                                 ==============

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2002, these securities amounted to $45,707,604 or 2.2% of net assets.

(b) Securities, or a portion thereof, with an aggregate market value of $2,198,652,155 have been segregated to collateralize forward exchange currency contracts.

(c)   Private Placement.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2002 (unaudited)

Assets
Investments in securities, at value (cost $2,371,147,448) ..    $ 2,385,097,440
Cash .......................................................         23,063,471
Foreign cash, at value (cost $39,523) ......................             37,261
Interest receivable ........................................         34,881,664
Receivable for capital stock sold ..........................          3,217,788
Unrealized appreciation of forward exchange
   currency contracts ......................................            344,259
                                                                ---------------
Total assets ...............................................      2,446,641,883
                                                                ---------------
Liabilities
Loan payable ...............................................        250,000,000
Payable for investment securities purchased ................        108,183,885
Payable for capital stock redeemed .........................          9,159,711
Dividend payable ...........................................          5,966,847
Advisory fee payable .......................................          2,048,449
Loan interest payable ......................................            409,916
Distribution fee payable ...................................            385,212
Accrued expenses and other liabilities .....................            555,160
                                                                ---------------
Total liabilities ..........................................        376,709,180
                                                                ---------------
Net Assets .................................................    $ 2,069,932,703
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $       303,829
Additional paid-in capital .................................      2,446,209,582
Distributions in excess of net investment income ...........        (37,142,908)
Accumulated net realized loss on investment and foreign
   currency transactions ...................................       (353,444,443)
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities .............         14,006,643
                                                                ---------------
                                                                $ 2,069,932,703
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($956,267,062/140,466,796 shares of
   capital stock issued and outstanding) ...................              $6.81
Sales charge--4.25% of public offering price ...............                .30
                                                                          -----
Maximum offering price .....................................              $7.11
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($817,428,147/119,997,958 shares of
   capital stock issued and outstanding) ...................              $6.81
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($296,237,494/43,364,490 shares of
   capital stock issued and outstanding) ...................              $6.83
                                                                          =====
See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2002 (unaudited)

Investment Income
Interest (net of foreign taxes withheld
   of $338,485) ...............................                   $ 105,890,884
Expenses
Advisory fee ..................................   $   7,842,491
Distribution fee - Class A ....................       1,491,597
Distribution fee - Class B ....................       4,305,836
Distribution fee - Class C ....................       1,527,272
Transfer agency ...............................       1,537,755
Custodian .....................................         669,881
Printing ......................................         282,202
Administrative ................................          70,132
Audit and legal ...............................          57,036
Registration ..................................          49,332
Directors' fees ...............................          13,204
Miscellaneous .................................          17,091
                                                  -------------
Total expenses before interest ................      17,863,829
Interest expense ..............................       2,849,135
                                                  -------------
Total expenses ................................                      20,712,964
                                                                  -------------
Net investment income .........................                      85,177,920
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized loss on investment
   transactions ...............................                     (25,685,145)
Net realized gain on foreign currency
   transactions ...............................                       4,599,929
Net change in unrealized
   appreciation/depreciation of:
   Investments ................................                     (36,770,983)
   Foreign currency denominated assets
     and liabilities ..........................                          69,922
                                                                  -------------
Net loss on investment and foreign
   currency transactions ......................                     (57,786,277)
                                                                  -------------
Net Increase in Net Assets from
   Operations .................................                   $  27,391,643
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended      Year Ended
                                               May 31, 2002       November 30,
                                               (unaudited)            2001
                                             ================    ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................   $     85,177,920    $  217,637,467
Net realized loss on investment and
   foreign currency transactions .........        (21,085,216)     (207,886,563)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ....        (36,701,061)       41,150,659
                                             ----------------    --------------
Net increase in net assets from operations         27,391,643        50,901,563
Dividends to Shareholders from
Net investment income
   Class A ...............................        (51,837,458)     (101,845,498)
   Class B ...............................        (41,636,411)      (84,257,201)
   Class C ...............................        (14,727,882)      (28,104,926)
Capital Stock Transactions
Net increase (decrease) ..................        (58,305,350)      299,242,955
                                             ----------------    --------------
Total increase (decrease) ................       (139,115,458)      135,936,893
Net Assets
Beginning of period ......................      2,209,048,161     2,073,111,268
                                             ----------------    --------------
End of period ............................   $  2,069,932,703    $2,209,048,161
                                             ================    ==============

See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 15

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Six Months Ended May 31, 2002 (unaudited)


Increase (Decrease) in Cash from:
Operating Activities:
Interest received ...........................  $   105,313,019
Interest paid ...............................       (3,223,611)
Operating expenses paid .....................      (17,184,130)
                                               ---------------
Net increase in cash from operating
   activities ...............................                     $ 84,905,278
Investing Activities:
Proceeds from sale of short-term portfolio
   investments, net .........................       30,172,237
Purchases of long-term portfolio
   investments ..............................   (2,395,111,274)
Proceeds from disposition of long-term
   portfolio investments ....................    2,446,018,104
                                               ---------------
Net increase in cash from investing
   activities ...............................                       81,079,067
Financing Activities*:
Redemptions of capital stock, net ...........      (49,856,770)
Cash dividends paid .........................     (108,320,530)
                                               ---------------
Net decrease in cash from financing
   activities ...............................                     (158,177,300)
Effect of exchange rate on cash .............                         (955,086)
                                                                  ------------
Net increase in cash ........................                        6,851,959
Cash at beginning of period .................                       16,248,773
                                                                  ------------
Cash at end of period .......................                     $ 23,100,732
                                                                  ============
------------------------------------------------------------------------------

Reconciliation of Net Increase in Net
Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets from
   operations ...............................                     $ 27,391,643
Adjustments:
Decrease in interest receivable .............  $     9,558,546
Net realized loss on investment
   transactions .............................       25,685,145
Net realized gain on foreign currency
   transactions .............................       (4,599,929)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominatedassets and liabilities ........       36,701,061
Accretion of bond discount and
   amortization of bond premium .............      (10,136,411)
Decrease in accrued expenses and
   other liabilities ........................          305,223
                                               ---------------
                                                                    57,513,635
                                                                  ------------
Net increase in cash from operating
   activities ...............................                     $ 84,905,278
                                                                  ============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Americas Government Income Trust, Inc., formerly Alliance North American Government Income Trust, Inc., (the "Fund") was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. Based on the operations of the Fund as of the semi-annual date, and its distribution policy, the Fund may have a tax return of capital at year end. At this time, the amount of this tax return of capital is not estimable.


--------------------------------------------------------------------------------
18 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

7. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Portfolio may be delayed or limited.

8. Change in Accounting Principles

As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to December 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $8,018,823 decrease in cost of investments and a corresponding $8,018,823 increase in net unrealized appreciation, based on investments owned by the Fund on December 1, 2001.

The effect of this change for the period ended May 31, 2002, was to decrease net investment income by $7,318,034, increase net unrealized appreciation of investments by $2,150,613 and decrease net realized loss on investment transactions by $5,167,421. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $70,132 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $815,936 for the six months ended May 31, 2002.

For the six months ended May 31, 2002, the Fund's expenses were reduced by $4,759 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $128,125 from the sale of Class A shares and $8,696, $856,935 and $71,340 in contingent deferred sales


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2002.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $39,154,569 and $7,047,282 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $681,971,488 and $298,300,572, respectively, for the six months ended May 31, 2002. There were purchases of $1,707,076,866 and sales of $2,162,264,492 of U.S. government and government agency obligations for the six months ended May 31, 2002.

At May 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $54,016,685 and gross unrealized depreciation of investments was $40,066,693 resulting in net unrealized appreciation of $13,949,992, excluding foreign currency transactions.

At November 30, 2001, the Fund had a capital loss carryforward totaling $313,573,039 of which $42,670,032 expires in the year 2003, $39,497,109 expires in the year 2004, $24,477,091 in the year 2008, and $206,928,807 expires in the year 2009.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a com-


--------------------------------------------------------------------------------
20 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

mitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure of the Fund in that particular currency contract.

At May 31, 2002, the Fund had outstanding forward exchange currency contracts, as follows:

                                       U.S. $
                      Contract       Value on         U.S. $
                        Amount    Origination        Current        Unrealized
                         (000)           Date          Value      Appreciation
==============================================================================
Forward Exchange
  Currency Sale
  Contracts

Mexican Peso,
settling 6/14/02       214,717    $22,583,291    $22,239,032         $344,259

NOTE E

Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 4, 1998. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the six months ended May 31, 2002 was $250,000,000 with a related weighted average interest rate at period end of 3.08% and a weighted average annualized interest rate of 2.79%. The $250,000,000 balance will mature on August 13, 2002. Interest payments on current borrowings are based on the European Euro margin plus the applicable European Euro rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .10% per annum on the daily amount of the total commitment as in effect.

NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of May 31, 2002, the Fund had no outstanding security lending agreements.

NOTE G

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                   -----------------------------------   -----------------------------------
                                    Shares                               Amount
                   -----------------------------------   -----------------------------------
                   Six Months Ended         Year Ended   Six Months Ended         Year Ended
                       May 31, 2002       November 30,       May 31, 2002       November 30,
                        (unaudited)               2001        (unaudited)               2001
                   -------------------------------------------------------------------------
Class A
Shares sold              24,959,003         50,544,529      $ 174,749,115      $ 385,907,640
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               3,365,236          5,737,023         23,434,297         42,063,472
--------------------------------------------------------------------------------------------
Shares converted
  from Class B            4,986,560          7,450,655         34,770,186         56,520,220
--------------------------------------------------------------------------------------------
Shares redeemed         (35,703,666)       (50,497,057)      (248,662,287)      (380,921,986)
--------------------------------------------------------------------------------------------
Net increase
  (decrease)             (2,392,867)        13,235,150      $ (15,708,689)     $ 103,569,346
============================================================================================

Class B
Shares sold              12,960,323         54,837,535      $  90,633,485      $ 419,413,793
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               2,583,103          4,258,093         17,991,714         32,087,661
--------------------------------------------------------------------------------------------
Shares converted
  to Class A             (4,985,679)        (7,430,424)       (34,770,186)       (56,520,220)
--------------------------------------------------------------------------------------------
Shares redeemed         (16,212,061)       (35,009,130)      (113,078,221)      (265,335,905)
--------------------------------------------------------------------------------------------
Net increase
  (decrease)             (5,654,314)        16,656,074      $ (39,223,208)     $ 129,645,329
============================================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------


                   -----------------------------------   -----------------------------------
                                    Shares                               Amount
                   -----------------------------------   -----------------------------------
                   Six Months Ended         Year Ended   Six Months Ended         Year Ended
                       May 31, 2002       November 30,       May 31, 2002       November 30,
                        (unaudited)               2001        (unaudited)               2001
                   -------------------------------------------------------------------------
Class C
Shares sold               6,384,370         18,891,935      $  44,691,961      $ 144,289,874
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               1,073,537          1,894,507          7,492,445         14,359,766
--------------------------------------------------------------------------------------------
Shares redeemed          (7,954,545)       (12,226,958)       (55,557,859)       (92,621,360)
--------------------------------------------------------------------------------------------
Net increase
  (decrease)               (496,638)         8,559,484      $  (3,373,453)     $  66,028,280
============================================================================================

NOTE H

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    ----------------------------------------------------------------------------------------------
                                                                               Class A
                                    ----------------------------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                        May 31,                                     Year Ended November 30,
                                        2002(a)        ---------------------------------------------------------------------------
                                    (unaudited)               2001            2000            1999            1998            1997
                                    ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $      7.07        $      7.55     $      7.28     $      7.59     $      8.02     $      8.01
                                    ----------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ........           .29                .77             .75             .87             .87            1.03
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................          (.18)              (.50)            .34            (.25)           (.33)           (.05)
                                    ----------------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .........           .11                .27            1.09             .62             .54             .98
                                    ----------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............          (.37)              (.75)           (.49)           (.64)           (.87)           (.97)
Distributions in excess of
  net investment income .........            -0-                -0-             -0-           (.11)           (.07)             -0-
Tax return of capital ...........            -0-                -0-           (.33)           (.18)           (.03)             -0-
                                    ----------------------------------------------------------------------------------------------
Total dividends and
  distributions .................          (.37)              (.75)           (.82)           (.93)           (.97)           (.97)
                                    ----------------------------------------------------------------------------------------------
Net asset value,
  end of period .................   $      6.81        $      7.07     $      7.55     $      7.28     $      7.59     $      8.02
                                    ==============================================================================================
Total Return
Total investment return based
  on net asset value(c) .........          1.46%              3.32%          15.80%           8.56%           7.14%          12.85%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $   956,267        $ 1,009,606     $   979,126     $   730,468     $   740,066     $   511,749
Ratio to average net assets of:
  Expenses ......................          1.53%(d)           1.96%           2.26%           2.09%           2.04%           2.15%
  Expenses excluding
    interest expense(e) .........          1.27%(d)           1.23%           1.33%           1.38%           1.36%           1.38%
  Net investment income .........          8.28%(d)          10.07%          10.03%          11.72%          11.17%          12.78%
Portfolio turnover rate .........           197%               315%            234%            158%            175%            118%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    ----------------------------------------------------------------------------------------------
                                                                               Class B
                                    ----------------------------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                        May 31,                                     Year Ended November 30,
                                        2002(a)        ---------------------------------------------------------------------------
                                    (unaudited)               2001            2000            1999            1998            1997
                                    ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $      7.07        $      7.58     $      7.31     $      7.61     $      8.02     $      8.01
                                    ----------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ........           .26                .69             .69             .81             .81             .98
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................          (.18)              (.50)            .36            (.25)           (.32)           (.07)
                                    ----------------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .........           .08                .19            1.05             .56             .49             .91
                                    ----------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............          (.34)              (.70)           (.48)           (.59)           (.81)           (.90)
Distributions in excess of
  net investment income .........            -0-                -0-             -0-           (.10)           (.06)             -0-
Tax return of capital ...........            -0-                -0-           (.30)           (.17)           (.03)             -0-
                                    ----------------------------------------------------------------------------------------------
Total dividends and
  distributions .................          (.34)              (.70)           (.78)           (.86)           (.90)           (.90)
                                    ----------------------------------------------------------------------------------------------
Net asset value,
  end of period .................   $      6.81        $      7.07     $      7.58     $      7.31     $      7.61     $      8.02
                                    ==============================================================================================
Total Return
Total investment return based
  on net asset value(c) .........          1.08%              2.20%          14.99%           7.79%           6.46%          11.88%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $   817,428        $   888,457     $   826,340     $ 1,011,395     $ 1,300,519     $ 1,378,407
Ratio to average net assets of:
  Expenses ......................          2.25%(d)           2.66%           2.93%           2.78%           2.75%           2.86%
  Expenses excluding
    interest expense(e) .........          1.98%(d)           1.94%           2.03%           2.08%           2.07%           2.09%
  Net investment income .........          7.55%(d)           9.06%           9.37%          10.97%          10.44%          12.15%
Portfolio turnover rate .........           197%               315%            234%            158%            175%            118%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    ----------------------------------------------------------------------------------------------
                                                                               Class C
                                    ----------------------------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                        May 31,                                     Year Ended November 30,
                                        2002(a)        ---------------------------------------------------------------------------
                                    (unaudited)               2001            2000            1999            1998            1997
                                    ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $      7.09        $      7.58     $      7.31     $      7.61     $      8.02     $      8.01
                                    ----------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ........           .27                .71             .70             .81             .82             .98
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................          (.19)              (.50)            .35            (.25)           (.33)           (.07)
                                    ----------------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .........           .08                .21            1.05             .56             .49             .91
                                    ----------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............          (.34)              (.70)           (.47)           (.59)           (.82)           (.90)
Distributions in excess of
  net investment income .........            -0-                -0-             -0-           (.10)           (.05)             -0-
Tax return of capital ...........            -0-                -0-           (.31)           (.17)           (.03)             -0-
                                    ----------------------------------------------------------------------------------------------
Total dividends and
  distributions .................          (.34)              (.70)           (.78)           (.86)           (.90)           (.90)
                                    ----------------------------------------------------------------------------------------------
Net asset value,
  end of period .................   $      6.83        $      7.09     $      7.58     $      7.31     $      7.61     $      8.02
                                    ==============================================================================================
Total Return
Total investment return based
  on net asset value(c) .........          1.08%              2.48%          14.99%           7.79%           6.46%          11.88%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $   296,238        $   310,985     $   267,646     $   258,696     $   276,073     $   283,483
Ratio to average net assets of:
  Expenses ......................          2.24%(d)           2.65%           2.95%           2.78%           2.74%           2.85%
  Expenses excluding
    interest expense(e) .........          1.97%(d)           1.93%           2.03%           2.08%           2.06%           2.08%
  Net investment income .........          7.54%(d)           9.34%           9.35%          10.98%          10.45%          12.14%
Portfolio turnover rate .........           197%               315%            234%            158%            175%            118%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the six months ended May 31, 2002, the effect of this change to Class A, B and C was to decrease net investment income per share by $.02 and decrease net realized and unrealized loss on investment and foreign currency transactions per share by $.02. Consequently, the ratio of net investment income to average net assets was decreased from 8.95% to 8.28% for Class A, from 8.23% to 7.55% for Class B and from 8.22% to 7.54% for Class C on an annualized basis. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e)   Net of interest expense of .26%, .73%, .93%, .70%, .68%, and .77%, respectively, on loan agreement. (see Note E).


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 27

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION
(unaudited)

Supplemental Proxy Information

A Special Meeting of Shareholders of Alliance Americas Government Income Trust, Inc. ("AAGIT") was held on February 22, 2002. A description of each proposal and number of shares voted at the meeting are as follows:

                                             Voted            Abstained/
                                              For         Authority Withheld
================================================================================
1. To elect the Directors
   of AAGIT for a term of
   indefinite duration
   until his or her
   successor is duly
   elected and qualified.

   John D. Carifa                          173,339,936           4,409,643

   David H. Dievler                        173,103,286           4,646,293

   John H. Dobkin                          172,707,202           5,042,377

   William H. Foulk, Jr.                   172,712,404           5,037,175

   Clifford L. Michel                      172,762,413           4,987,166

   Donald J. Robinson                      172,700,254           5,049,325

   Ruth Block                              173,158,324           4,591,255

                        Voted                Voted            Abstained/
                         For                Against       Authority Withheld
================================================================================
2. Approval of the
   amendment of a
   Fundamental
   Investment
   Policy change.     125,756,179          6,240,526          5,172,281


--------------------------------------------------------------------------------
28 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
30 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)   Member of the Audit Committee


--------------------------------------------------------------------------------
32 o ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                  ALLIANCE AMERICAS GOVERNMENT INCOME TRUST o 33

Alliance Americas Government Income Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

NAGSR0502